Right-of-use assets and liability related to right-of-use of assets, Lease Debt (Details) $ in Thousands, $ in Millions	Dec. 31, 2025 MXN ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 MXN ($)	Dec. 31, 2023 MXN ($)	Dec. 31, 2022 MXN ($)
Lease debt [Abstract]
Short term	$ 35,866,709	$ 1,996	$ 35,436,851
Long term	178,242,224	$ 9,921	177,666,377
Total	$ 214,108,933		$ 213,103,228	$ 125,169,156	$ 134,148,811